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                                                                      Exhibit 10

                           AMENDMENT AND MODIFICATION
                                TO LOAN AGREEMENT

     THIS AMENDMENT AND MODIFICATION TO LOAN AGREEMENT (the "Amendment") is made effective as of August 19, 2002 by and among BERGER HOLDINGS, LTD., a Pennsylvania corporation ("BHL"), BERGER FINANCIAL CORP., a Delaware corporation ("BFC"), BERGER BROS COMPANY., a Pennsylvania corporation ("BBC"), COPPER CRAFT, INC., a Texas corporation ("CCI"), WALKER METAL PRODUCTS, INC., a Georgia corporation ("WMPI") (BHL, BFC, BBC, CCI and WMPI being each individually referred to as a "Borrower" and collectively as the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION ("Bank").

                                   BACKGROUND

     A. Borrowers and Bank have entered into a certain Loan and Security Agreement dated June 13, 2002 (as amended and as the same may be amended, supplemented or restated from time to time, the "Loan Agreement").

     B. Borrowers have requested and Bank has agreed to amend the Loan Agreement, inter alia, to extend to Borrowers the proceeds of Term Loan B (not initially funded on the Closing Date) in accordance with the terms of the Loan Agreement and that certain Post-Closing Letter Agreement among Borrowers and Bank dated June 13, 2002.

     C. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth therefor in the Loan Agreement.

     NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

          1. Term Loan B Maturity Date. The defined term "Term Loan B Maturity Date" as defined in Section 1.1 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "Term Loan B Maturity Date" means August 1, 2004.

          2. Interest Payments on Term Loan B. Section 9.5 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "9.5 Interest Payments on Term Loan B. Borrowers agree to pay to Bank interest on the principal balance of any LMIR Rate Loan and any LIBOR Rate Loan under Term Loan B on the first day of each calendar month, commencing on September 1, 2002, and on the Term Loan B Maturity Date."

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          3.   Principal Payments on Term Loan B. Section 9.6 of the Loan
Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "9.6 Principal Payments on Term Loan B. Borrowers agree to pay to Bank the principal balance of Term Loan B in twenty-three (23) equal and consecutive monthly installments of $100,000 each, on the first day of each calendar month, commencing on September 1, 2002, and in one (1) final payment of the remaining principal balance of Term Loan B plus all accrued and unpaid interest thereon on the Term Loan B Maturity Date."

          4. Term Note B. Coincident with the execution of this Amendment, Borrowers shall execute and deliver to Bank a new promissory note of even date herewith, evidencing the indebtedness of Borrowers to Bank under Term Loan B in the original principal amount of $2,400,000. All references to the Term Note B in the Loan Agreement and the other Loan Documents shall be deemed to be references to such new Note.

          5.   Covenants and Representations. Each Borrower hereby:

               5.1 ratifies, confirms and agrees that the Loan Agreement, as amended by this Amendment, and all other Loan Documents are valid binding and in full force and effect as of the date of this Amendment, and enforceable in accordance with their terms.

               5.2 agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums owed or owing under the Loan Documents or the enforcement of any of the terms of the Loan Documents.

               5.3 ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Bank in the Loan Documents and agrees that such liens, security interests and pledges shall secure all of the Obligations under the Loan Documents as amended by this Amendment.

               5.4 represents and warrants that all representations and warranties in the Loan Documents are true and complete as of the date of this Amendment.

               5.5 agrees that its failure to comply with or perform any of its covenants or agreements in this Amendment will constitute an Event of Default under the Loan Documents.

               5.6 represents and warrants that no condition or event exists after taking into account the terms of this Amendment which would constitute an Event of Default (or will, upon the giving of notice or the passage of time, or both constitute and Event of Default).

               5.7 represents and warrants that the execution and delivery of this Amendment by Borrowers and all documents and agreements to be executed and delivered pursuant to this Amendment:

                    (a) have been duly authorized by all requisite corporate action of each Borrower;

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                    (b)  will not conflict with or result in a breach of, or
constitute a default (or with the passage of time or the giving of notice or both, will constitute a default) under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or ordinance or any Borrower's articles of incorporation, by-laws or any indenture, mortgage, loan or credit agreement or instrument to which any Borrower is a party or by which it may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and

                    (c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

          6. Conditions. The obligation of Bank to amend the terms of the Loan Agreement as provided in this Amendment is subject to the fulfillment, to the satisfaction of Bank, of each of the following conditions. All of such agreements, documents and other items must be in form, content and all other respects satisfactory to Bank in its sole discretion. Bank is not waiving a breach of any warranty or representation made by any Borrower hereunder or any agreement, document, or instrument delivered to Bank or otherwise referred to herein, and any claims and rights of the Bank resulting from any breach or misrepresentation by any Borrower are specifically reserved by the Bank.

               6.1 Executed Documents. Bank shall have received each of the following documents, duly executed and notarized (if applicable):

                    (a) Term Note B in the face amount of $2,400,000.00 executed by Borrowers;

                    (b) A Payoff Letter executed by FINOVA Mezzanine Capital, Inc., in form and content acceptable to Bank; and

                    (c) such other documents and agreements as Bank may require.

               6.2 Authorizing Resolutions. Bank shall have received a certificate from each Borrower attesting to the resolutions of the appropriate governing body, authorizing the execution, delivery, and performance of this Amendment and the other documents to which Borrowers are a party and authorizing specific officers of Borrowers to execute the same.

               6.3 Representations and Warranties. All representations and warranties of Borrowers set forth in the Loan Documents shall be true at and as of the date hereof.

               6.4 No Default. No condition or event shall exist or have occurred which would constitute a default or an Event of Default hereunder.

               6.5 Other. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded.

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          7.   Amended Documents and Agreements. All references to any
documents, agreements or other items defined in the Loan Documents shall include such documents, agreements or other items as they may be amended, modified, restated or supplemented from time to time and any replacement documents, agreements or other items.

          8. Additional Documents; Further Assurances. Borrowers covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered to Bank contemporaneously herewith, at the sole cost and expense of Borrowers, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Bank may require in connection with the matters or actions described herein. Borrowers further covenant and agree to execute and deliver to Bank, or to cause to be executed and delivered, at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall request to evidence or effect the terms hereof or to enforce or protect Bank's rights. All of such documents, agreements, statements, certificates and information shall be in form and content acceptable to Bank in its sole discretion.

          9. Other References. All references in the Loan Agreement and all the Loan Documents to the term "Loan Documents" shall mean the Loan Documents as defined therein and all documents executed and delivered by any Borrower pursuant to and in connection herewith. All references in the Loan Agreement and all the Loan Documents to the term "Obligations" shall include all obligations and liability of Borrowers to Bank under the Loan Agreement, as amended hereby, including without limitation, all obligations and liability of Borrowers to Bank under Term Note B.

          10. Certain Fees, Costs, Expenses and Expenditures. Borrowers agree to pay all of Bank's costs and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs, fees and expenses of counsel retained by Bank and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Bank's right to reimbursement under any of the Loan Documents.

          11. No Novation. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

          12. No Waiver. Except as otherwise provided herein, nothing herein contained and no actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Documents. Nothing herein shall constitute a waiver by Bank of any Borrower's compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Borrowers.

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          13.  Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

          14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          15. No Third Party Beneficiaries. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

          16. Time of the Essence. Time is of the essence in the performance by Borrowers of all their obligations hereunder.

          17. Headings. The headings of the Sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

          18. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          19. Modifications. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          20. Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding business day.

          21. Law Governing. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

          22. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

          23. Waiver of Right to Trial by Jury. BORROWERS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWERS, WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN

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EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWERS AND BANK
AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWERS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS , CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       BORROWERS:

                                       BERGER HOLDINGS, LTD.

                                       By: /s/ Francis E. Wellock, Jr.
                                           ---------------------------
                                                 Francis E. Wellock, Jr., CFO

                                       BERGER FINANCIAL CORP.

                                       By: /s/ Francis E. Wellock, Jr.
                                           ---------------------------
                                                 Francis E. Wellock, Jr., CFO

                                       BERGER BROS COMPANY

                                       By: /s/ Francis E. Wellock, Jr.
                                           ---------------------------
                                                 Francis E. Wellock, Jr., CFO

                                       COPPER CRAFT, INC.

                                       By: /s/ Francis E. Wellock, Jr.
                                           ---------------------------
                                                 Francis E. Wellock, Jr., CFO

                                       WALKER METAL PRODUCTS, INC.

                                       By: /s/ Francis E. Wellock, Jr.
                                           ---------------------------
                                                 Francis E. Wellock, Jr., CFO


                                       BANK:

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION

                                       By: /s/ Paul Pyfer
                                           -------------------------------------
                                               Paul Pyfer, Senior Vice President

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